SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                           THE SECURITIES ACT OF 1934



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       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 27, 2004


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                            BUCKEYE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)



DELAWARE                                    33-60032                            62-1518973
(State of Incorporation)            (Commission File Number)  (I.R.S. Employer Identification No.)

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                  1001 Tillman Street, Memphis, Tennessee 38112
                    (Address of principal executive offices)



           Registrant's telephone, including area code (901) 320-8100

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ITEM 2.01.  Completion of Acquisition or Disposition of Assets

         On December 27, 2004, the Registrant issued the following press release concerning the sale of the Cork, Ireland building.

News from News from
[OBJECT OMITTED]

FOR IMMEDIATE RELEASE
                                Contacts:  Kris Matula, Executive Vice President
                                           and Chief Financial Officer
                                           901-320-8588
                                           Chad Foreman
                                           Investor Relations Manager
                                           901-320-8828
                                           Website:  www.bkitech.com

BUCKEYE COMPLETES SALE OF CORK, IRELAND
BUILDING FOR EURO 10 MILLION


MEMPHIS, TN December 27, 2004 - Buckeye Technologies Inc. (NYSE:BKI) today announced that it has completed the sale of its building in Cork, Ireland for Euro 10.0 million (approximately U.S. $13.4 million) to the Port of Cork Company. The Company expects to report a net gain on the sale of the building and other machinery and equipment of approximately U.S. $4.5 million (12 cents per share) in the quarter ended December 31, 2004. The Company ceased production of airlaid nonwoven materials at the Cork, Ireland facility in July 2004.

Buckeye Chairman, David B. Ferraro, commented, "We are pleased to have finalized the sale of this building to the Port of Cork Company. Proceeds from the sale will be used to further reduce our debt."

Buckeye, a leading manufacturer and marketer of specialty fibers and nonwoven materials, is headquartered in Memphis, Tennessee, USA. The Company currently operates facilities in the United States, Germany, Canada, and Brazil. Its products are sold worldwide to makers of consumer and industrial goods.

Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties, including but not limited to economic, competitive, governmental, and technological factors affecting the Company's operations, financing, markets, products, services and prices, and other factors. For further information on factors which could impact the Company and the statements contained herein, please refer to public filings with the Securities and Exchange Commission.





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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized,

                            BUCKEYE TECHNOLOGIES INC.


                            /S/ Kristopher J. Matula
                            --------------------------------------
                            Kristopher J. Matula
                            Executive Vice President and Chief Financial Officer December 27, 2004